UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant    ☒                             Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SUNAMERICA SERIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

**IMPORTANT NOTICE**

SUNAMERICA SERIES, INC.

Focused Fixed Income Strategy Portfolio

Focused Fixed Income and Equity Strategy Portfolio

JOINT SPECIAL MEETING OF SHAREHOLDERS ADJOURNED UNTIL JULY 19, 2011

AND

OTHER IMPORTANT INFORMATION REGARDING YOUR PORTFOLIO

AND THE FOCUSED BALANCED STRATEGY PORTFOLIO

Dear Shareholder:

Recently, we sent you proxy materials for the joint special shareholders meeting (the “Special Meeting”) of each of the Focused Fixed Income Strategy Portfolio (the “Fixed Income Strategy Portfolio”) and the Focused Fixed Income and Equity Strategy Portfolio (the “Fixed Income and Equity Strategy Portfolio” and together with the Fixed Income Strategy Portfolio, the “Target Portfolios” and each, a “Target Portfolio”), each a series of SunAmerica Series, Inc. (the “Corporation”), scheduled for June 7, 2011. The Special Meeting has been adjourned to July 19, 2011 at 10:00 a.m., Eastern time.

The purposes of the Special Meeting are to consider proposals to approve a proposed Agreement and Plan of Reorganization relating to each Target Portfolio pursuant to which the Target Portfolio would transfer all of its assets to the Focused Balanced Strategy Portfolio (the “Balanced Strategy Portfolio,” and together with the Target Portfolios, the “Portfolios” and each, a “Portfolio”), also a series of the Corporation, in exchange solely for the assumption of the Target Portfolio’s liabilities by the Balanced Strategy Portfolio and for Class A, Class B and Class C shares of the Balanced Strategy Portfolio, which shares will be distributed by the Target Portfolio to the holders of its shares in complete liquidation thereof. You can find further details about these proposals in the proxy materials previously mailed to you.

Since the proxy materials were mailed, the Board of Directors of the Corporation approved changes to the principal investment strategies of each Portfolio to permit each Portfolio to invest in the SunAmerica Global Trends Fund (the “Global Trends Fund”), a new series of SunAmerica Specialty Series. A supplement to the Portfolios’ prospectus, dated June 14, 2011, has been filed with the Securities and Exchange Commission to reflect these changes. A copy of the supplement is enclosed. The changes permit each Portfolio to allocate between 0%-20% of its assets to the Global Trends Fund. Each Portfolio is subject to the risks associated with an investment in the Global Trends Fund to the extent it invests in the Fund. Such risks increase as a Portfolio’s allocation to the Global Trends Fund increases.

As a shareholder of one or both of the Target Portfolios, your vote is important. If you have not yet voted, you may vote in one of the following ways:

•	By calling us toll-free at the telephone number listed on the enclosed proxy card;

•	By Internet at the website address listed on the enclosed proxy card;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you have already given a proxy authorization, whether in written form, by telephone or over the Internet, you may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic proxy, by giving written notice of revocation to the Secretary of the Corporation, or by voting in person at the Special Meeting.

Thank you for your prompt attention to this matter.

Sincerely,

John T. Genoy

President

PROXY CARD FOR SUNAMERICA SERIES, INC. FOCUSED FIXED INCOME STRATEGY PORTFOLIO Proxy for the Special Meeting of Shareholders – June 7, 2011 adjourned to July 19, 2011

The undersigned shareholder of the Focused Fixed Income Strategy Portfolio (the “Fixed Income Strategy Portfolio”), a series of SunAmerica Series, Inc. (the “Corporation”), hereby appoints James Nichols, Donna Handel, John Genoy, Gregory Bressler, Kathleen Fuentes, John McLean and Joseph Duronio and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fixed Income Strategy Portfolio standing in the name of the undersigned as of the close of business on April 15, 2011, at a Joint Special Meeting of Shareholders (the “Special Meeting”) held at the offices of SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 at 10:00 a.m. (Eastern time), on Tuesday, June 7, 2011 and adjourned to July 19, 2011 at 10:00 a.m. (Eastern time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Combined Prospectus/Proxy Statement dated May 5, 2011 and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

Note: Please sign exactly as name appears on the records of the Corporation and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here	Date

Joint owner sign here	Date

Important Notice Regarding the Availability of Proxy Materials for the SunAmerica Series, Inc. Special Shareholder Meeting Held on June 7, 2011 and adjourned to July 19, 2011 at 10:00 a.m. (Eastern time). The Proxy Statement for this meeting is available at: www.proxyonline.com/docs/sunamericafixed.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below and choose whichever method is most convenient for you. Please vote today!

PHONE:	To cast your vote by phone with a proxy voting representative, call toll-free 1-866-721-1619 and provide the representative with the control number found to the right on this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.	CONTROL NUMBER

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.	123456789123

PHONE:	To cast your vote via a touch-tone voting line, call toll-free 1-866-458-9863 and enter the control number found to the right on this proxy card.

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found to the right on this proxy card.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 123456789

FOCUSED FIXED INCOME STRATEGY PORTFOLIO

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By signing and dating this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

		FOR	AGAINST	ABSTAIN

1.	To consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) pursuant to which the Fixed Income Strategy Portfolio would transfer all of its assets to the Focused Balanced Strategy Portfolio, a series of the Corporation, in exchange solely for the assumption of the Fixed Income Strategy Portfolio’s liabilities by the Focused Balanced Strategy Portfolio and Class A, Class B and Class C shares of the Focused Balanced Strategy Portfolio, which shares will be distributed by the Fixed Income Strategy Portfolio to the holders of its shares in complete liquidation, thereof; and	☐	☐	☐

2.	To transact such other business as may properly be presented at the Special Meeting or any postponement or adjournment thereof.	☐	☐	☐

Please vote all of your ballot(s).

Remember to sign and date the reverse side before mailing in your vote.

This proxy card is valid only when signed and dated.

THANK YOU FOR VOTING.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 123456789

PROXY CARD FOR SUNAMERICA SERIES, INC. FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO Proxy for the Special Meeting of Shareholders – June 7, 2011 adjourned to July 19, 2011

The undersigned shareholder of the Focused Fixed Income and Equity Strategy Portfolio (the “Fixed Income and Equity Strategy Portfolio”), a series of SunAmerica Series, Inc. (the “Corporation”), hereby appoints James Nichols, Donna Handel, John Genoy, Gregory Bressler, Kathleen Fuentes, John McLean and Joseph Duronio and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fixed Income and Equity Strategy Portfolio standing in the name of the undersigned as of the close of business on April 15, 2011, at a Joint Special Meeting of Shareholders (the “Special Meeting”) held at the offices of SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 at 10:00 a.m. (Eastern time), on Tuesday, June 7, 2011 and adjourned to July 19, 2011 at 10:00 a.m. (Eastern time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Combined Prospectus/Proxy Statement dated May 5, 2011 and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

Note: Please sign exactly as name appears on the records of the Corporation and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here	Date

Joint owner sign here	Date

Important Notice Regarding the Availability of Proxy Materials for the SunAmerica Series, Inc. Special Shareholder Meeting Held on June 7, 2011 and adjourned to July 19, 2011 at 10:00 a.m. (Eastern time). The Proxy Statement for this meeting is available at: www.proxyonline.com/docs/sunamericafixed.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below and choose whichever method is most convenient for you. Please vote today!

PHONE:	To cast your vote by phone with a proxy voting representative, call toll-free 1-866-721-1619 and provide the representative with the control number found to the right on this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.	CONTROL NUMBER

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.	123456789123

PHONE:	To cast your vote via a touch-tone voting line, call toll-free 1-866-458-9863 and enter the control number found to the right on this proxy card.

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found to the right on this proxy card.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 123456789

FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By signing and dating this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

		FOR	AGAINST	ABSTAIN

1.	To consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) pursuant to which the Fixed Income and Equity Strategy Portfolio would transfer all of its assets to the Focused Balanced Strategy Portfolio, a series of the Corporation, in exchange solely for the assumption of the Fixed Income and Equity Strategy Portfolio’s liabilities by the Focused Balanced Strategy Portfolio and Class A, Class B and Class C shares of the Focused Balanced Strategy Portfolio, which shares will be distributed by the Fixed Income and Equity Strategy Portfolio to the holders of its shares in complete liquidation, thereof; and	☐	☐	☐

2.	To transact such other business as may properly be presented at the Special Meeting or any postponement or adjournment thereof.	☐	☐	☐

Please vote all of your ballot(s).

Remember to sign and date the reverse side before mailing in your vote.

This proxy card is valid only when signed and dated.

THANK YOU FOR VOTING.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 123456789